KRANESHARES TRUST

KraneShares Bosera MSCI China A Share ETF

Supplement dated December 26, 2017 to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information for the KraneShares Bosera MSCI China A Share ETF, each as supplemented

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (together with the Summary Prospectus, the “Prospectuses”) and Statement of Additional Information listed above and should be read in conjunction with the Prospectuses and Statement of Additional Information.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On December 26, 2017, the underlying index of the KraneShares Bosera MSCI China A Share ETF (the “Fund”) changed from the MSCI China A International Index to the MSCI China A Inclusion Index. For additional information on this change, please refer to the supplements filed with the U.S. Securities and Exchange Commission via EDGAR Accession No. 0001615774-17-005863 on October 24, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.